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                                                                   EXHIBIT 10.27
                                                                   -------------

                             SHARE SALE AGREEMENT

                    FAX INTERNATIONAL AUSTRALIA PTY LIMITED



THIS AGREEMENT made the 29th day of September 1997


BETWEEN: GRAHAM BRUCE DARLEY of 8/39 King Street, Waverton, Sydney, New South Wales, Company Director ("the First Vendor")

AND:              SIN HANG BOON of
                  ("the Second Vendor")

AND: UNIFI COMMUNICATIONS INC. of 900 Chelmsford Street, Lowell, Massachusetts 10851 USA ("the Purchaser")



RECITALS:


A. The Company is a company duly incorporated in Australia under the Corporations Law.

B. The Company has an issued share capital of $2 made up of two (2) ordinary shares of $1 each, both of which are fully paid up.

C.     The Vendors are the registered holders of the Shares.

D. The Vendors have agreed to sell and the Purchaser has agreed to purchase the Shares upon and subject to the terms and conditions hereinafter contained.



NOW THIS AGREEMENT WITNESSETH AS FOLLOWS:

1.     DEFINITIONS:

1.1 In this Agreement, including the Recitals, the following expressions have the following meanings:



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                                      2.

"Agreement" means this Share Sale Agreement dated        1997.

"Business Day" means a day on which trading banks are open for business in the City of Sydney, Australia.

"Claim" means a claim made in writing by the Purchaser pursuant to the indemnity in Clause 9.

"Completion" means completion of the sales and purchase hereby made.

"Completion Date" means the date of this Agreement.

"the Company" means Fax International Australia Pty. Limited ACN 068 596 529, an Australian Company.

"Corporations Law" means the Austrialian Corporations Law.

"Effective Date" means 1 April, 1996.

"Interdependent Agreement" means as agreement between the Company as purchaser and SingCom as vendor in respect of the acquisition by the Company of SingCom's store and forward fax service business.

"Party" means a party to this Agreement.

"Purchase Price" means $1,942.

"Related Body Corporate" has the same meaning as in the Corporations Law.

"Shares" means the two (2) issued ordinary shares of $1.00 each in the capital of the Company which are held by the Vendors.

"SingCom" means SingCom (Australia) Pty. Limited ACN 002 864 897.
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                                      3.

     "Vendors" means collectively the First Vendor and the Second Vendor.

2.   INTERPRETATION

2.1  (a)  Words importing the singular include the plural and vice versa;

     (b)  words importing a gender include every gender,

     (c) reference to any document (including this Agreement) includes a reference to that document as amended, consolidated, supplemented, novated or replaced;

     (d) where any word or phrase has a particular meaning in this Agreement any part of speech or other grammatical form of the word or phrase has a corresponding meaning;

     (e) references to dollars, $, cost, value and price are to Australian currency;

     (f) headings are for convenience only and must be ignored in construing this Agreement;

     (g) references to any person or any Party include references to their or its respective successors, permitted assigns and substitutes, executors and administrators;

     (h) references to any law are references to that law as amended, consolidated, supplemented or replaced and includes references to regulations and other instruments under it;

     (i) references to judgment include references to any order, injunction, decree, determination or award of any court or tribunal;

     (j) reference to deliver include cause to be delivered and references to sell,
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                                      4.

          transfer or assign include (respectively) procure the sale, transfer or assignment of;

     (k) reference to time and dates in connection with the performance of an obligation are references to the time and date in Sydney, Australia, even if the obligation is to be performed elsewhere;

     (l) a warranty, representation, covenant, liability, obligation or agreement given or entered into by more than one person binds them jointly and severally;

     (m) if a period of time is specified and dates from, after or before a given day or the day of an act or event, it is to be calculated inclusive of that day;

     (n) if an event must (but for this clause) occur or be done on a day which is not a Business Day, then the stipulated day will be taken to be the next Business Day.

3.   AGREEMENT FOR SALE AND PURCHASE OF SHARES

3.1 The Vendors agree to sell and the Purchaser agrees to purchase from the Vendors free of any mortgage, lien, charge, encumbrance or adverse claim or interest of any nature whatsoever the Shares together with all benefits, rights, and entitlements accrued or attaching thereto for the Purchase Price payable in cash on Completion.

3.2 The Parties acknowledge and agree that the Purchaser has exercised effective control over the Company as and from the Effective Date.

4.   PAYMENT OF THE PURCHASE PRICE

4.1 The Purchaser shall pay the Purchase Price by bank cheque to the Vendors or as they shall direct, in writing, on the Completion Date;
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                                      5.

5.   INTERDEPENDENT AGREEMENT

5.1 Completion of the sale and purchase hereby made is conditional upon and interdependent with the completion of the Interdependent Agreement within three (3) days of the Completion Date. If for any reason the Interdependent Agreement is not entered into or is rescinded or terminated then this Agreement shall ipso facto be terminated.

5.2 Subject to Clause 17, if this Agreement is terminated each Party is released from its obligations hereunder and neither Party may make any claim or demand or take any action or proceedings against the other Party by reason thereof.

6.   COMPLETION

6.1 Completion of this Agreement shall take place in Sydney on the Completion Date.

6.2  On Completion, the Vendors shall:

     (a) deliver to the Purchaser a duly executed transfer in favour of the Purchaser of the Shares together with the Share Certificates for those shares;

     (b) procure and cause a directors meeting of the company to be held at which:

          (i) the registration of the transfer of the Shares to the Purchaser shall be approved; and

          (ii) the persons nominated by the Purchaser shall be appointed directors and secretary of the Company and the present directors and secretary shall resign by written resignation.

7.   WARRANTIES BY THE VENDORS

7.1 The Vendors give the following warranties and assurances having effect as at the

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                                      6.

Completion Date, namely:-

7.1.1 The Vendors are entitled to sell the Shares to the Purchaser on the terms and conditions of this Agreement.

7.1.2  The Shares:

       (a)  are all of the issued shares in the capital of the Company;

       (b) have been allotted and fully paid up and no moneys are owing to the Company in respect of them.

7.1.3 There are no agreements or arrangements in force under which any person has the right to call for the issue of any shares in the Company nor are there any options over any such shares.

7.1.4 The Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

7.1.5 To the knowledge of the Vendors or either of them, there are no actions, suits, proceedings, claims or investigations formally instituted and pending or threatened against or directly or indirectly effecting the Company or the Shares at law or in equity, before any governmental department, tribunal, court, agency, bureau, board, commission or instrumentality, domestic or foreign.

7.1.6 The issue of the Shares to the Vendors did not, and the sale by each Vendor and purchased by the Purchaser of the Shares will not, violate any applicable Australian securities laws, rules or regulations. The Shares are not required to be registered with any Australian securities agency or department.

7.1.7 The Vendors and each of them have not caused the Company to give any guarantee.


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                                      7.

     7.1.8 To the knowledge of the Vendors or either of them, the Company has not gone into liquidation nor passed any resolution that it be wound up and no application for the winding up of the Company has been made and there are no writs of execution in existence against the Company nor has a receiver or administrator been appointed of the whole or any part of the undertaking or the assets of the Company.

7.2 The Vendors give the following warranties and assurances having effect as at the Effective Date, namely:

     7.2.1 The Company has not traded since the date of its incorporation and has not undertaken any activities other than:-

               (a) arranging for the registration of the business name "Fax International"; and

               (b) entry into a preliminary supply contract with DSC Communications Pty. Limited.


8.   WARRANTIES BY THE PURCHASER

8.1  The Purchaser gives the following warranties and assurances:

     8.1.1 The Purchaser is duly incorporated under the laws of Delaware in the United States of America.

     8.1.2 The Purchaser has full corporate power to enter into this Agreement.

     8.1.3 The entering into and performance under this Agreement by the Purchaser has been duly authorised by all necessary corporate procedures.








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                                      8.


9.    INDEMNITIES

9.1 The Vendors agree to indemnify and hold the Purchaser harmless against any losses, claims, damages or liabilities to which the Purchaser, the Company or either of them may become subject in so far as such losses, claims, damages or liability (or actions in respect thereof) arise out of or are based upon any material breach by the Vendors of any representation, warranty, covenant or agreement contained in this Agreement.

9.2 The Purchaser hereby indemnifies and agrees to indemnify and hold the Vendors harmless against any losses, claims, damages or liabilities to which the Vendors may become subject in so far as such losses, claims, damages or liability (or actions in respect thereof) arise out of or are based upon any material breach by the Purchaser of any representation, warranty, covenant or agreement contained in this Agreement.

10.   LIMITATION OF LIABILITY

10.1 The Vendors are not liable to the Purchaser for any Claim unless written notice has been given to the Vendors setting out specific details of the Claim within twelve (12) months from the date hereof;

10.2 If either of the Vendors is liable to the Purchaser for any Claim, then the maximum amount which the Purchaser may recover against that Vendor is an amount of $250,000.

10.3 No Party will be liable to another Party for any Claim to the extent that any loss or damage suffered by such other Party is made good or compensated for without cost such other Party, including any loss which is recovered by such other Party under a policy of insurance.


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                                      9.

11.   DEFAULT

11.1 If the Purchaser defaults in the observance or performance of any obligation imposed on the Purchaser under or by virtue of this Agreement the Vendors shall be entitled to sue for specific performance or claim damages for breach of contract.

11.2 If the Vendors default in the observance or performance of any obligation imposed on the Vendors under or by virtue of this Agreement the Purchaser shall be entitled to sue for specific performance or claim damages for breach of contract.

12.   No Merger and Survival

12.1 The conditions, representations and warranties contained in this Agreement shall not merge upon Completion.

12.2 The indemnities and covenants contained in this Agreement shall survive Completion for the benefit of the Parties respectively entitled thereto.

13.   COSTS AND STAMP DUTY

13.1 The Purchaser shall be responsible for payment of all stamp duty which may be charged or levied upon this Agreement and upon any document or instrument created hereunder to give effect to the transactions herein contemplated.

13.2 Except as otherwise herein provided, each party shall be responsible for the payment of its own costs and expenses incurred by such party in connection with this Agreement and the transactions contemplated hereby.

14.   COMPLETE AGREEMENT

14.1 The terms and conditions set forth in this Agreement expressly or by statutory implication cover and comprise the whole of the terms and conditions by which the parties shall be bound with respect to the subject matter hereof and no further or other covenants, agreements, warranties, provisions or terms shall be deemed to


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                                      10.

     be implied herein or to arise between the Vendors and the Purchaser by way of collateral or other agreement or by reason of any promise, representation, warranty or undertaking given or made by the Vendors or the Purchaser to the other on or before the execution of this Agreement and the existence of any such implication or collateral or other agreement is hereby expressly negatived.

15.  NOTICES

15.1 Except as otherwise expressly provided herein, all notices required or permitted to be given in connection with this Agreement and any transaction contemplated hereunder shall be in writing and shall be delivered by hand or sent by registered mail or telex or facsimile to the other party as follows:

     (a)  If to the Vendors:-

                 The Company Secretary
                 SingCom (Australia) Pty Limited
                 50 Bridge Street
                 Sydney N.S.W. 2000
                 (Fax) (02) 9219 6948

     (b)  If to the Purchaser:-

                 The Company Secretary
                 Fax International Australia Pty. Limited
                 323 Castlereagh Street
                 SYDNEY N.S.W. 2000
                 (Fax) (02) 9212 5019

     In the case of notice given by telex or facsimile, such notice shall be deemed to have been received at the time of transmission. In the case of notices given by mail such notice shall be deemed to have been received three (3) business days after the date of posting of same. A party may change its address for the purpose of notices hereunder by giving not less than three (3) days' prior notice of such change to the other party as provided above.

16.  LAW AND JURISDICTION

16.1 This Agreement shall be governed by the laws for the time being operating in the


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                                      11.

        State of New South Wales, Australia and the Parties irrevocably submit to the non-exclusive jurisdiction of the Courts of New South Wales.

17.     FURTHER ASSISTANCE

17.1 The Parties agree that each shall with all due diligence execute and deliver to the other any and all documents and do or carry out such acts and things as may reasonably be required or requested to effect the transactions contemplated by this Agreement.

17.2 In the event that the Interdependent Agreement is not entered into in accordance with Clause 5 or is subsequently rescinded or terminated, the Parties agree that each shall with all due diligence execute and deliver to the other any and all documents and do or carry out such acts and things as may be required to retransfer the Shares to the respective Vendors or as they may direct at the Purchase Price and, in particular, the Purchaser shall:

        (a) deliver to the Vendors a duly executed transfer of the Shares in favour of the Vendors or as they may direct together with the Share Certificates for those Shares;

        (b) procure and cause a directors meeting of the Company to be held at which;

               (i) the registration of the retransfer of the Shares to the Vendors shall be approved; and

               (ii) the persons nominated by the Vendors shall be appointed directors and secretary of the Company and the present directors and secretary shall resign by written resignation.

        (c) if requested so to do, deliver to the Vendors duly completed authorities for the alteration of the signatories to the Bank Accounts in the manner required by the Vendors;
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                                      12.

      (d) if requested so to do, the Purchaser shall provide such warranties as may reasonably be required by the Vendor in respect of the period during which the Purchaser has owned the Shares.


18.   DISCLAIMER


18.1 The Purchaser acknowledges that it is buying the Shares after conducting its own due diligence and that it has not relied upon any projections, budgets, forecasts, opinions or information expressed or supplied by the Vendors, SingCom or a Related Body Corporate or upon any conduct of the Vendors, SingCom or Related Body Corporate in this regard.

19.   NO ASSIGNMENT


19.1 The rights hereby vested in and the obligations hereby undertaken by the Parties under the provisions of this Agreement shall not be capable of assignment.

IN WITNESS WHEREOF the Parties have hereunto set their hands on the day and year first hereinbefore mentioned.

SIGNED by GRAHAM BRUCE DARLEY  )

In the presence of:            )   .............................


 ..........................

    Witness



SIGNED by SIN HANG BOON        )

In the presence of:            )   [SIGNATURE APPEARS HERE]
                                   ..............................

[SIGNATURE APPEARS HERE]
 ..........................


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                                      13.

SIGNED for and on behalf of UNIFI      )
COMMUNICATIONS INC.                    )
by its duly authorized officer         ) /s/ [SIGNATURE APPEARS HERE]
                                       ) ----------------------------
                                             Director
/s/ [SIGNATURE APPEARS HERE]
-------------------------------
  Witness